EXHIBIT 10.1

                                    AGREEMENT
                                     between
                                 COMPUDAWN, INC.
                                d/b/a MyTurn.com
                  (hereinafter referred to as to "the Company")
                                       and
                           INTERNET ALTERNATIVES, INC.
                  (hereinafter referred to as the "Consultant")

         WHEREAS the Company is a public company involved the development, sale and marketing of Computers and related items, and its common shares (the "Shares") are traded on the Nasdaq Small Cap Market;

         AND WHEREAS the Consultant provides business consulting services in product development, distribution, e-commerce test marketing, and the procurement of Internet traffic and strategic alliances in the e-commerce industry.

         AND WHEREAS the Company has retained the services of the Consultant to provide ongoing consulting services as outlined in the attached Web Design and Services Proposal (the "Proposal") and the Consultant has provided and continues to provide such services to the Company;

         NOW THEREFORE THIS AGREEMENT WITNESSETH that the parties hereto covenant and agree with each other as follows;

     1. The Consultant shall provide consulting services to the Company for a period of one year from the date of execution of this agreement. For the purpose of clarification, the consulting services to be provided by the Consultant shall include, but necessarily be limited to, the following; see attached Proposal.

     2. The Company agrees to compensate the Consultant for services rendered to the Company through the issuance and delivery to the Consultant an aggregate of 200,000 of the Company's Shares by the Company as follows:

         (a) 100,000 Shares (i) within five (5) business days after the date of the effectiveness of the Company's registration statement on Form S-8 (the "Form S-8") which the Company is required to file pursuant to Paragraph 8 hereof, (ii) or, at the Consultant's option, within thirty five (35) days after the date hereof if the Form S-8 has not been filed and declared effective by such time;

         (b) 50,000  Shares on the  ninetieth  (90th) day after the date hereof;
and

         (c) 50,000 Shares on the sixth (6th) month anniversary of the date hereof.

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     3. The Company agrees to reimburse the Consultant for proven  out-of-pocket expenses incurred by the Consultant pursuant to the performance of the Company's duties under the terms of this agreement including but not limited to, facsimile, postage, printing, photocopying and entertainment, provided that expenses in excess of $50.00 per item must have been previously approved by the Company. Reimbursable expenses shall be due and payable when billed to the Company.

     4. The Company agrees to indemnify and save harmless the Consultant and its sole stockholder from and against any actions, proceedings, claims, judgments and costs in respect of any matter or thing done or omitted to be done in good faith (absent negligence) by the Consultant pursuant to the performance of the Consultant's duties under the terms of this agreement. The Company shall make available to the Consultant all information concerning the business, assets, operations and financial condition of the company which the consultant reasonably requests in connection with the performance of his obligations hereunder. The Company further covenants that all information supplied to the Consultant by the Company shall be true, accurate, complete and not misleading, in all respects. The Consultant may rely on the accuracy of all such information without independent verification.

     5. The term of this agreement shall be two years commencing on the date hereof.

     6. The Company acknowledges the fact that the Consultant represents and may continue to render consulting services to other companies which may or may not have policies and conduct activities similar to those of the Company.

     7. The Consultant shall not be required to devote any minimum or specific expenditure of time in performing the services delineated in this Section provided that the Consultant be reasonably accessible to the Company and shall devote such efforts to the effective performance of such services as may be commensurate therewith.

     8. Immediately upon the execution hereof, the Company agrees that it will commence the preparation of a Form S-8 to register (i) the issuance of the Shares being issued by the Company to the Consultant in connection herewith if such Shares are issued after the effective date of the Form S-8 or (ii) the resale of Shares being issued by the Company to the Consultant in connection herewith if such Shares are issued prior to the effective date of the Form S-8. The Company shall file such registration statement within twenty (20) days following the date hereof (the "Registration Period"). In connection with the agreement made in favor of the Consultant herein, the Company represents that
(i) it is a reporting company under the Securities and Exchange Act of 1934, as amended, (the "Exchange Act"), (ii) it has filed all reports it is required to file under the Exchange Act during the twelve month period immediately preceding this Agreement and hereby covenants with and to the Consultant that it will file all such reports it is required to file under the Exchange Act during the twelve month period immediately preceding this

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Agreement and hereby  covenants with and to the Consultant that it will file all such reports it is required to file thereunder within the time period prescribed therefore under the Exchange Act, and (iii) it will not enter into any agreement which will in any way conflict or interfere with the Consultant's rights hereunder without first obtaining the written consent of the Consultant to entering such agreement, which consent the Consultant shall not unreasonably withhold.

     9. The parties hereto agree that all final decisions with respect to consultation, advice and services rendered by the Consultant to the Company shall rest exclusively with the Company and the Consultant covenants not to release any printed material relating to the Company into the public domain without the consent of the Company. The Company further convenants to cooperate fully and timely with the Consultant to enable the Consultant to perform its obligations hereunder.

     10. The Consultant hereby represents and warrants to the Company:

                  (a) It is a corporation duly organized and validity existing under the laws of the Bahamas. It is qualified as a foreign corporation in all jurisdictions where it is required to so qualify. It has full corporate power and authority to execute and deliver this Agreement and to perform its obligations and further approvals are necessary.

                  (b) The execution, delivery and performance of this Agreement by the Consultant has been duly authorized by the Consultant's Board of Directors, and no further approvals are necessary.

                  (c) That neither the execution of this Agreement nor performance hereunder will (i) violate, conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under the terms, conditions or provisions of the consultant's Certificate of Incorporation or By-laws, or any contract, agreement or other instrument or obligation to which the consultant is a party, or by which it may be bound, or (ii) violate any order, judgment, writ, injunction or decree applicable to the Consultant.

                  (d) All of the Consultant's issued and outstanding capital shares are beneficially owned by one natural person, Maryann Klemm (the "Sole Stockholder"). The Sole Stockholder owns such capital stock directly and not as a nominee for any other person or entity. The Consultant meets the definition of "employee" of the Company under Form S-8 General Instruction A(1)(a)(1), and as such, the Consultant is eligible to be issued, and/or to sell securities registered on a registration statement on Form S-8.

                  (e) In connection with the acquisition of the Shares by the Consultant from the Company, and the issuance of such Shares by the Company to the Consultant, if the Shares are issued prior to the effective date of the Form S-8, the Consultant does hereby represent and warrant to the Company as follows:

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                    (i) Acquisition for Account.  The Consultant  represents and warrants that the Shares purchased by it are being acquired for its own account, for investment purposes and not with a view to any distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The Consultant will not sell, assign, mortgage, pledge, hypothecate, transfer or otherwise dispose of any of the Shares unless (A) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (B) the Company has received a written opinion of its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, mortgage, pledge, hypothecation, transfer or disposition does not require registration under the Securities Act or any state securities law.

                    (ii) No  Registration.  The Consultant  understands that the issuance of the Shares is not being registered under the Securities Act and the Shares must be held indefinitely unless they are subsequently registered thereunder or an exemption from such registration is available.

                    (iii) Investor Status. The Consultant represents and warrants further that (A) it is either an "accredited investor," as such term is defined in Rule 501(a) promulgated under the Securities Act, or, either alone or with its purchaser representative, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of the Shares; (B) it is able to bear the economic risks of an investment in the Shares, including, without limitation, the risk of the loss of part or all of its investment and the inability to sell or transfer the Shares for an indefinite period of time; (C) it has adequate financial means of providing for current needs and contingencies and has no need for liquidity in its investment in the Shares; and (D) it does not have an overall commitment to investments which are not readily marketable that is excessive in proportion to net worth and an investment in the Shares will not cause such overall commitment to become excessive.

                    (iv) Review of  Material.  The  Consultant  has reviewed the
               Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, the Company's Quarterly Reports on Form 10-QSB for the three-month periods ended March 31 and June 30, 1999 and

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               the  Company's  Current  Reports on Form 8-K for events dated May
               12, June 9, June 29, July 6, July 27, and October 12, 1999 and has been afforded the opportunity to obtain such information regarding the Company as it has reasonably requested to evaluate the merits and risks of the Consultant's investment in the Shares. No oral or written representations have been made or oral information furnished to the Consultant or its advisers in connection with the investment in the Shares.

                    (v) Legend.  The Consultant  acknowledges that the following restrictive legend will be placed on any instrument, certificate or other document evidencing the Shares:

                           "The shares represented by this certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not for distribution. They may not be sold, assigned, mortgaged, pledged, hypothecated, transferred or otherwise disposed of without an effective registration statement for such shares under the Securities Act of 1933 or an opinion of counsel for the Company that registration is not required under such Act."

                    (vi) Company  Reliance.  The  Consultant  acknowledges  that counsel to the Company will be relying, and may rely, upon the foregoing in connection with its opinion of counsel with regard to the issuance of the Shares to the Consultant and any subsequent transfer of the Shares by the Consultant and agrees to advise the Company and the Company's counsel in writing in the event of any change in any of the foregoing.

                    (vii) Confirmation of Representations. If the Company requires, the Consultant will reconfirm the foregoing representations, with such additions to Paragraph (a)(iv) to reflect additional review material, if any, at the time of issuance.

     11. The Consultant and the Sole Stockholder, jointly and severally, agrees to indemnify, hold harmless and defend, the Company and each of its directors and officers against any and all liabilities, damages, claims actions or proceedings whatsoever (and all costs and expenses of defending against same or enforcing this provision) (collectively, the "Claims") suffered by, or brought against, such indemnified party(ies) arising out of any breach of the Consultant's representations contained in paragraphs 10(d) and (e) hereof. In addition, the Consultant shall indemnify such indemnified party(ies) against any and all Claims suffered or brought against such indemnified party(ies) arising out of any breach of the Consultant's representations in paragraphs 10(a), (b) and (c) hereof.

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This  paragraph  does not limit  any other  remedies  the  Company  or any other indemnified party may have under this agreement or otherwise at law or in equity for breach of such representations or any other provisions hereof.

     12. The Consultant is retained by the Company only for the purposes and to the extent set forth in this Agreement, and its relationship is that of an independent contractor.


     13. Time shall be of the essence of this agreement and every part thereof and no extensions or variations of this agreement shall operate as a waiver of this provision.

     14. (a) The Consultant agrees that it at all times hereafter will hold in a fiduciary capacity and in strict confidence all information, data and documents received from the Company (collectively, "Information") and will not, without the consent of the Company, use or disclose, directly or indirectly, the Information in any manner whatsoever, in whole or in part during and after the term of this Agreement. Notwithstanding the foregoing, the obligations under this paragraph 14(a) to maintain such confidentiality shall not apply to any Information (i) that is in the public domain at the time furnished by the Company, (ii) that becomes in the public domain thereafter through any means other than as a result of any act of the Consultant or which constitutes a breach of this Agreement, or (iii) that is required by applicable law to be disclosed by the Consultant.

     (b) The parties agree that the remedy at law in any breach or threatened breach of the provisions of paragraph 14(a) will be inadequate and the Company shall, in addition to any other remedies under this agreement or otherwise which it may have, be entitled to injunctive relief to compel the Consultant to perform or refrain from action required or prohibited thereunder.

     15. Notwithstanding anything to the contrary in this Agreement or the attached Proposal, the Company shall not be required to pay the Consultant any compensation for the Consultant's services described in this Agreement, including without limitation those described in the attached Proposal, except for the Shares as provided in paragraph 2 hereof.

     16. This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof. This Agreement is binding on the parties and their respective successors and assigns, provided however that the Consultant may not assign this agreement without the prior written consent of the Company. This Agreement shall be governed and construed in accordance with the laws of the State of Florida. The Consultant and the Company both agree to binding arbitration in the event that a dispute arises regarding the time of issuance and manner of delivery to the Consultant of the Shares in the Company.

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     17. Notices shall be addressed to Internet Alternatives, Inc. at;

                           Internet Alternatives, Inc.
                           Euro Canadian Center
                           PO Box N-3742
                           Nassau, Bahamas

Notices shall be addressed to CompuDawn, Inc. at:



                           CompuDawn, Inc.
                           333 First North Street, Suite 200
                           Jacksonville Beach, Florida  32250
                           Attention:  Chairman of the Board

Notices shall be addressed to Mary Ann Klemm at:

                           Mary Ann Klemm
                           c/o Internet Alternatives, Inc.
                           Euro Canadian Center
                           P.O. Box N-3742
                           Nassau, Bahamas


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         IN WITNESS  WHEREOF  the  parties  have  caused  their duly  authorized officers to execute this agreement this 17th day of November 1999.



    COMPU-DAWN, INC.
    d/b/a MyTurn.com



By:   /s/ Rudy C. Theale
   ---------------------------------


    INTERNET ALTERNATIVES, INC.


By:   /s/ Maryann Klemm
   ---------------------------------

    WITH RESPECT TO SECTION 11 ONLY:



     /s/ Maryann Klemm
  ---------------------------------
     MARYANN KLEMM



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